UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: March 5, 2015

(Date of earliest event reported)

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 5, 2015, E*TRADE Financial Corporation (the “Company”) issued $460,000,000 aggregate principal amount of its 4.625% Senior Notes due 2023 (the “Notes”) pursuant to an Indenture dated November 14, 2012 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture thereto dated March 5, 2015 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Company will use the net proceeds from the issuance of the Notes, along with existing corporate cash, to redeem in full the $800 million outstanding principal amount of the Company’s outstanding 6.375% Senior Notes due 2019 and to pay the associated redemption premiums, accrued and unpaid interest and related fees and expenses.

The offering of the Notes was registered pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-181390) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on May 14, 2012, including the prospectus contained therein dated May 14, 2012, a related preliminary prospectus supplement dated March 2, 2015 and a final prospectus supplement dated March 2, 2015, in each case filed with the SEC. The Base Indenture is incorporated by reference as Exhibit 4.1 and a copy of the Third Supplemental Indenture (including the form of the Notes which is filed as Exhibit 4.3) is filed as Exhibit 4.2 to this Current Report on Form 8-K, both of which are incorporated by reference into the Registration Statement.

The Notes will bear interest at the rate of 4.625% per annum and will mature on September 15, 2023. Interest on the Notes is payable in cash on March 15 and September 15 of each year beginning on September 15, 2015.

Prior to March 15, 2018, the Company will be entitled at its option to redeem all or a portion of the Notes at a redemption price equal to 100% of the principal amount of the Notes plus the applicable “make-whole” premium set forth in the Indenture and accrued and unpaid interest to, but excluding, the redemption date.

On or after March 15, 2018, the Company will be entitled at its option to redeem all or a portion of the Notes at the redemption prices set forth in the Indenture plus accrued and unpaid interest to, but excluding, the redemption date.

Prior to March 15, 2018, the Company will be entitled at its option on one or more occasions to redeem up to 35% of the aggregate principal amount of the Notes with the proceeds from certain equity offerings at a redemption price equal to 104.625% for the Notes plus accrued and unpaid interest to, but excluding, the redemption date.

Upon a change of control, as defined in the Indenture, where the ratings of the Notes decline in connection with any such change of control, the Company will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes on the date of purchase plus accrued and unpaid interest to, but excluding, the redemption date.

The Notes are the Company’s general unsecured senior obligations and rank equally with the Company’s other unsecured senior indebtedness. The Notes effectively rank junior to the Company’s secured indebtedness (including any debt drawn under the Company’s $250 million senior secured revolving credit facility) to the extent of the collateral securing such indebtedness and are structurally subordinate to all liabilities of the Company’s subsidiaries. The Notes are not guaranteed by the Company’s subsidiaries.

The Indenture contains several restrictive covenants including, but not limited to the following: (i) limitations on incurrence of additional indebtedness and issuances of preferred stock, (ii) limitations on restricted payments, (iii) limitations on distributions from regulated subsidiaries and restricted subsidiaries, (iv) limitations on the issuance or sale of capital stock of regulated subsidiaries and restricted subsidiaries, (v) limitations on transactions with affiliates, (vi) limitations on asset sales, (vii) limitations on future subsidiary guarantees and (viii) limitations on liens, subject in each case to certain exceptions.

The Indenture also contains customary terms that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the applicable series of debt securities have the right to accelerate payment of the principal and any accrued and unpaid interest on such series of debt securities. Certain events of bankruptcy or insolvency also result in automatic acceleration.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1. The above descriptions of the Indenture and the Notes are qualified in their entirety by reference to the Base Indenture and the Third Supplemental Indenture (including the form of the Notes included therein), each of which is incorporated by reference into the Registration Statement and which are incorporated by reference as Exhibit 4.1 and filed as Exhibit 4.2, respectively, to this Current Report on Form 8-K.

Item 8.01.	Other Events

The Company’s sale of the Notes was pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated March 2, 2015 between the Company and Morgan Stanley & Co. LLC, as representative of the several underwriters listed in Schedule 1 thereto. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

On March 5, 2015, the Company requested that the trustee for the 2019 Notes give notice of redemption in the Company’s name to the holders of the 2019 Notes pursuant to Sections 4.01, 4.03 and 4.04 of the first supplemental indenture to the Base Indenture (together with the Base Indenture, the “2019 Indenture”). Once notice of redemption is delivered, amounts outstanding under the 2019 Notes will become irrevocably due and payable on the redemption date at a redemption price equal to 100% of the principal amount of the 2019 Notes to be redeemed plus the “2019 Applicable Premium” (as defined in the 2019 Indenture) as of the redemption date and accrued and unpaid interest, if any, to, but excluding, the redemption date. The Company expects to redeem the 2019 Notes on March 15, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1*	Underwriting Agreement dated March 2, 2015 between E*TRADE Financial Corporation and Morgan Stanley & Co. LLC

4.1	Indenture, dated as of November 14, 2012, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on November 14, 2012)

4.2*	Third Supplemental Indenture, dated as of March 5, 2015, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3*	Form of 4.625% Senior Notes due 2023 (included in Exhibit 4.2)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

*	Filed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: March 5, 2015	By:	/s/ Karl A. Roessner
	Name:	Karl A. Roessner
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Underwriting Agreement dated March 2, 2015 between E*TRADE Financial Corporation and Morgan Stanley & Co. LLC

4.1	Indenture, dated as of November 14, 2012, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on November 14, 2012)

4.2*	Third Supplemental Indenture, dated as of March 5, 2015, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3*	Form of 4.625% Senior Notes due 2023 (included in Exhibit 4.2)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

*	Filed herein.